                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.   20549

                        -----------------------

                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  April 17, 1997

                          ECHO BAY MINES LTD.
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          (Exact Name of Registrant as Specified in Charter)


     Canada                          1-8542                None
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(State or Other Jurisdiction       (Commission        (I.R.S. Employer
 of Incorporation)                 File Number)    Identification No.)


     Suite 1000, 6400 S. Fiddler's Green Circle,
     Englewood, Colorado                                    80111-4957
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  303-714-8600
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                              PAGE 1 of 3
ITEM 5.   OTHER EVENTS

     Echo Bay Mines Ltd. (the "Company") seeks to clarify information that appeared in an April 11, 1997, Bloomberg News report on Santa Elina Gold Corporation's Chapada, Sao Francisco and Sao Vicente properties in Brazil. The Company has a 51 percent interest in Santa Elina.

     Final feasibility studies are pending on Santa Elina Gold Corporation's Chapada, Sao Francisco, and Sao Vicente projects. Until these feasibility studies are complete, gold mineralization at these projects can only be considered Other Mineralization, not a minable reserve. Additionally, final feasibility, which includes the application of economic parameters, is necessary before a construction decision can be made with respect to any project. There can be no assurance that Santa Elina will determine to proceed with construction of a mine at any of these projects.

     The Company's reported share of the Other Mineralization at Chapada, a large, low-grade copper-gold deposit is 56.7 million tons at an average grade of 0.012 ounces per ton. Based on a Level II feasibility study expected to be completed by the end of the second quarter or beginning of the third quarter of 1997, Santa Elina will decide whether or not to move forward with construction of Chapada.

     At Sao Francisco and Sao Vicente, feasibility studies are under way to identify the minable gold mineralization for those properties. These feasibility studies - Level I for Sao Francisco and Level II for Sao Vicente - are scheduled for completion in the fourth quarter of 1997.

     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements herein that are not historical facts are forward-looking statements involving risks and uncertainties that could cause actual results to vary materially from targeted results. These include but are not limited to differences in ore grades, recovery rates and tons mined from those expected; changes in project parameters as plans continue to be refined; changes in mining and milling rates from currently planned rates; and the results of future exploration activities and new exploration opportunities on nearby properties. Please refer to a discussion of these and other factors in the Company's 10-K, 10-Q and other Securities and Exchange Commission filings.

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                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ECHO BAY MINES LTD.



Dated:  April 17, 1997        By   /s/ RAYMOND W. JENNER
                                   ------------------------------
                                   Raymond W. Jenner
                                   Vice President, Treasurer and
                                   Principal Accounting Officer

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